UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [ ]      Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to ss.240.14a-12


                        GREATER ATLANTIC CAPITAL TRUST I

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



                        GREATER ATLANTIC FINANCIAL CORP.

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1. Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

       2. Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
       4. Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
       5. Total fee paid:

          ----------------------------------------------------------------------

         Fee paid previously with preliminary materials:
                                                         -----------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1. Amount Previously Paid:

          ---------------------------------------------------------------------

       2. Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
       3. Filing Party:

          ----------------------------------------------------------------------
       4. Date Filed:

          ----------------------------------------------------------------------

October 5, 2009

Dear TRUPS Holder:

     Greater Atlantic Financial Corp. ("Greater Atlantic"), the sponsor for Greater Atlantic Capital Trust I (the "Trust"), is soliciting consents to enter into a Supplemental Indenture to the Indenture governing the terms of the 6.50% Convertible Junior Subordinated Debentures Due 2031 (the "Debentures") that relate to the 6.50% Cumulative Convertible Trust Preferred Securities, liquidation amount $10 per security (the "TRUPS") issued by the Trust. This action is subject to approval by the holders of record (as of October 2, 2009) of (i) a majority in liquidation amount of TRUPS (the "Indenture Consent") and
(ii) a majority in aggregate liquidation amount of all Outstanding (as defined in the attached Consent Solicitation Statement) TRUPS (the "Trust Agreement Consent" and together with the Indenture Consent, the "Required Consents").

     We are asking for your approval of the Supplemental Indenture in order to permit us to purchase not less than 505,040, and up to 649,151 of the TRUPS (which is equivalent to not less than $5,050,400, and up to $6,491,510 in aggregate liquidation amount) in a tender offer we commenced on September 15, 2009 (the "Tender Offer") in connection with our proposed merger with MidAtlantic Bancorp, Inc. (the "Merger"). The Tender Offer is conditioned on the success of this consent solicitation, and the Merger is conditioned on the success of the Tender Offer. This consent solicitation applies only to the adoption of the proposed Supplemental Indenture. You are not being asked, in this solicitation, to consent to the Merger or to tender the TRUPS that you hold. You should have received a separate offer to tender your TRUPS. Your consent to the Supplemental Indenture does not constitute a tender of any TRUPS that you hold. The holders of common stock of Greater Atlantic approved the Merger at a special meeting of stockholders of Greater Atlantic on August 26, 2009.

     If we obtain the Required Consents, Greater Atlantic and Wilmington Trust Company, as Indenture Trustee, will be able to enter into the Supplemental Indenture, the terms of which will allow us to complete the Tender Offer. The Supplemental Indenture will not be executed unless the conditions to the Merger and the Tender Offer are satisfied, or if we do not receive the Required Consents.

     This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement, which describes the terms of the proposed Supplemental Indenture. This Consent Solicitation Statement is being sent to all holders of the TRUPS on or about October 5, 2009. Also enclosed you will find your Letter of Consent and return envelope. Please complete and sign the Letter of Consent and return it in the enclosed postage-paid envelope. Consents must be received by 5:00 p.m, Eastern time, on October 23, 2009.

     Your response to this solicitation is important. Failure to return the enclosed Letter of Consent will have the same effect as a vote against approval of the proposed Supplemental Indenture. If we do not receive the Required Consent, we will not be able to consummate the Tender Offer, and if we are not able to consummate the Tender Offer, we will not be able to consummate the merger.

                                       Sincerely,

                                       /s/ Carroll E. Amos

                                       Carroll E. Amos
                                       President and Chief Executive Officer
                                       Greater Atlantic Financial Corp.

                         CONSENT SOLICITATION STATEMENT

                        GREATER ATLANTIC CAPITAL TRUST I

                            Solicitation of Consents
                Proposed Supplemental Indenture to the Indenture
     Governing the 6.50% Convertible Junior Subordinated Debentures Due 2031 related to the 6.50% Cumulative Convertible Trust Preferred Securities,
          liquidation amount $10 per security (CUSIP No. 39160Q205)

--------------------------------------------------------------------------------
       THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON OCTOBER 23, 2009, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS
       THEY MAY BE EXTENDED, THE "CONSENT DATE"). CONSENTS MAY BE REVOKED
               ONLY ON THE TERMS AND CONDITIONS SET FORTH HEREIN.
 -------------------------------------------------------------------------------

     Subject to the terms and conditions set forth in this Consent Solicitation Statement and the related Letter of Consent, Greater Atlantic Financial Corp. ("Greater Atlantic"), sponsor of Greater Atlantic Capital Trust I, a statutory business trust and wholly owned subsidiary of Greater Atlantic (the "Trust"), is hereby soliciting consents (such solicitation being referred to herein as the "Consent Solicitation") of Holders (as defined below) as of the Record Date (as defined below) of the Trust's 6.50% Cumulative Convertible Trust Preferred Securities, liquidation amount $10 per security (the "TRUPS"), to a supplemental indenture in substantially the form attached hereto as Appendix B (the "Supplemental Indenture") to the Indenture, dated as of March 20, 2002, by and between Greater Atlantic and Wilmington Trust Company, as Indenture Trustee (the "Indenture"), governing the 6.50% Convertible Junior Subordinated Debentures Due 2031 (the "Debentures") related to the TRUPS. The Consent Solicitation is being conducted pursuant to the terms of the Indenture and the Amended and Restated Trust Agreement of Greater Atlantic Capital Trust I, dated as of March 20, 2002, by and among Greater Atlantic, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee and the Administrative Trustees named therein (the "Trust Agreement").

     The purpose of the Consent Solicitation is to obtain your consent to the Supplemental Indenture, the terms of which would permit us to purchase the TRUPS in the tender offer that we recently commenced (the "Tender Offer") despite the fact that we have exercised our right under the Indenture to defer interest payments on the Debentures. The tender of at least 505,040 of the TRUPS (which is equivalent to $5,050,400 in aggregate liquidation amount) is a condition to the consummation of the Tender Offer. The successful completion of the Tender Offer is a condition to the merger transaction (the "Merger") contemplated by the Agreement and Plan of Merger, dated as of June 15, 2009, by and among MidAtlantic Bancorp, Inc., GAF Merger Corp. and Greater Atlantic (the "Merger Agreement"). The holders of common stock of Greater Atlantic approved the Merger at a special meeting of stockholders of Greater Atlantic on August 26, 2009. For a more detailed description of the Consent Solicitation, the Tender Offer, the Merger and the Supplemental Indenture, see "Background of the Consent Solicitation" and "The Proposed Supplemental Indenture" below.

     Approval of the Supplemental Indenture requires the affirmative consent of the holders of (i) a majority in liquidation amount of TRUPS (the "Indenture Consent") and (ii) a majority in aggregate liquidation amount of all "Outstanding" (as defined below) TRUPS (the "Trust Agreement Consent," and together with the Indenture Consent, the "Required Consents"). For purposes of the Trust Agreement Consent, TRUPS owned by Greater Atlantic, any Trustee, and their Affiliates (as defined in the Trust Agreement) are not deemed to be "Outstanding."

     If the Required Consents are received prior to 5:00 p.m., Eastern time, on October 23, 2009 (as such date may be extended, the "Consent Date") and not properly revoked, Greater Atlantic and Wilmington Trust Company, as Indenture Trustee, will, as promptly as practicable after the Consent Date, enter into the Supplemental Indenture; provided, however, that the Supplemental Indenture will not be executed unless and until the conditions to the Tender Offer and the Merger are satisfied. After the Supplemental Indenture is executed, the Tender Offer and the Merger will be consummated. Any written notice of revocation must be received prior to the Consent Date. Our entry into the Supplemental Indenture is subject to satisfaction or waiver of certain other conditions described below

See "The Consent Solicitation--Conditions to the Execution of the Supplemental Indenture" below.

     In this Consent Solicitation Statement, the term "Record Date" means 5:00 p.m., Eastern time, on October 2, 2009, and the term "Holder" means each person shown on the records of the registrar for the TRUPS as a registered holder on the Record Date.

             The Solicitation Agent for the Consent Solicitation is:
                         Laurel Hill Advisory Group, LLC


                                                                October 5, 2009

     If we receive the Required Consents which have not been revoked prior to the Consent Date, we intend to enter into the Supplemental Indenture, which will become effective with respect to the TRUPS immediately upon execution and delivery thereof by Greater Atlantic and the Indenture Trustee. However, we will not execute and enter into the Supplemental Indenture unless and until at least 505,040 TRUPS (which are equivalent to $5,050,400 in aggregate liquidation amount) are tendered in the Tender Offer and the other conditions to the Tender Offer and the Merger have been fulfilled. After effectiveness of the Supplemental Indenture, all current Holders of TRUPS, including non-consenting Holders, and all subsequent Holders will be bound by the Supplemental Indenture.

     The officers and directors of Greater Atlantic and certain other holders of the TRUPS collectively own $3,403,370 in aggregate liquidation amount of the TRUPS. Pursuant to the Trust Agreement, such TRUPS are not deemed to be "Outstanding" for purposes of calculating the Trust Agreement Consent, but are included for purposes of calculating the Indenture Consent. Accordingly, $6,204,010 in aggregate liquidation amount of TRUPS are deemed to be "Outstanding" for the purpose of determining the Trust Agreement Consent, and the Trust Agreement Consent shall require the consent of $3,102,006 in aggregate liquidation amount of the TRUPS. The entire $9,607,380 in aggregate liquidation amount of the TRUPS are outstanding for purposes of determining the Indenture Consent, and the Indenture Consent shall require the consent of $4,803,691 in aggregate liquidation amount of the TRUPS.

     Holders are requested to read and consider carefully the information contained in this Consent Solicitation Statement and the related Letter of Consent and to give their consent to the Supplemental Indenture by properly completing and executing the accompanying Letter of Consent in accordance with the instructions set forth herein and therein.

     Greater Atlantic expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described under "The Consent Solicitation--Conditions to the Execution of the Supplemental Indenture" have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Supplemental Indenture to (i) terminate the Consent Solicitation for any reason, (ii) waive any of the conditions to the Consent Solicitation, or (iii) extend the Consent Date. See "The Consent Solicitation--Consent Date; Extensions; Amendment; Termination."

     The transfer of TRUPS by a Holder after the Record Date will not have the effect of revoking any consent theretofore validly given by the transferring Holder, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the TRUPS to which such Letter of Consent relates, unless the procedure for revoking consents described herein and in the Letter of Consent has been completed.

     Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Consent Solicitation.

                                    IMPORTANT

     Only record Holders are eligible to consent to the Supplemental Indenture. If your TRUPS are held in "street name" by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to provide your consent with respect to your TRUPS. If you wish to provide consent yourself, you must obtain a legal proxy in your name from the broker, bank or other nominee who holds your TRUPS.

     If you do not consent or provide instructions to your broker, bank, or other nominee, your TRUPS will not be counted as having consented to the Supplemental Indenture. Because we require the consent of a majority in liquidation amount of all TRUPS and a majority in liquidation amount of all Outstanding TRUPS (excluding TRUPS owned by directors, officers and Affiliates of Greater Atlantic) to enter into the Supplemental Indenture, a failure to consent or to provide instructions as to your consent will have the same effect as a vote against the Supplemental Indenture.

     Holders who wish to consent should return their properly completed and executed Letter of Consent in the enclosed postage-paid envelope, or provide instructions to their broker, bank or other nominee. However, Greater Atlantic reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Supplemental Indenture.

     No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the accompanying Letter of Consent and other materials, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, Greater Atlantic, the Indenture Trustee, the Trustees, the Solicitation Agent or any other person. The statements made in this Consent Solicitation Statement are made as of the date hereof, and the delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof.

     Questions concerning the terms of the Consent Solicitation should be directed to the Solicitation Agent at the address or telephone numbers set forth on the back cover hereof. Requests for assistance in completing and delivering Letters of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent or other related documents should be directed to the Solicitation Agent at the address or telephone numbers set forth on the back cover hereof.

                     BACKGROUND OF THE CONSENT SOLICITATION

The Company

     Greater Atlantic is the holding company for Greater Atlantic Bank, a federal savings bank (the "Bank"). The Bank is Greater Atlantic's principal operating subsidiary. Greater Atlantic's principal executive office is located at 10700 Parkridge Boulevard, Suite P-50, Reston, Virginia, 20191.

     Effective April 25, 2008, the Bank consented to the issuance of a cease-and-desist order by the Office of Thrift Supervision (the "OTS"). On February 10, 2009, the Bank received written notification from the OTS that the Bank was "undercapitalized." Effective May 22, 2009, the Board of Directors of the Bank entered into a Stipulation and Consent to Prompt Corrective Action Directive with the OTS. By execution of the Stipulation and Consent, the Bank consented to the appointment by the OTS of a conservator or receiver at any time the Bank is significantly undercapitalized. As of March 31, 2009, the Bank was significantly undercapitalized for purposes of the prompt corrective action provisions of the Federal Deposit Insurance Act. The OTS has directed the Bank to be recapitalized by a merger with or acquisition by another financial institution or other entity, or by the sale of all or substantially all of the Bank's assets and liabilities to another financial institution or other entity.

Proposed Merger

     On June 15, 2009, Greater Atlantic, GAF Merger Corp. and MidAtlantic Bancorp, Inc. ("MidAtlantic") entered into the Merger Agreement, pursuant to which, upon consummation of the Merger, MidAtlantic will become the savings and loan holding company of the Bank and will recapitalize the Bank.

     The Merger is subject to customary conditions to closing, including but not limited to receipt of regulatory approvals and the elimination or modification, to the satisfaction of MidAtlantic, of the operating constraints that currently apply to the Bank under the enforcement orders issued by the OTS. The Merger is also specifically conditioned upon the successful completion of the Tender Offer.

The Trust

     The Trust is a Delaware statutory business trust and wholly owned subsidiary of Greater Atlantic. Greater Atlantic is the sponsor of the Trust. The sole assets and sources of funds to make payments on the TRUPS are the Debentures that Greater Atlantic issued to the Trust. To the extent that the Trust receives interest payments on the Debentures, it is obligated to distribute those amounts to the holders of TRUPS, in the form of quarterly cash distributions.

Concurrent Tender Offer

     Greater Atlantic, together with MidAtlantic and GAF Merger Corp., has commenced the Tender Offer to purchase at least 505,040 but up to 649,151 TRUPS (which is equivalent to at least $5,050,400 but up to $6,491,510 in aggregate liquidation amount) on the terms and subject to the conditions described in the offer to purchase included as Exhibit (a)(1)(i) to Greater Atlantic's Schedule TO-I, as amended, filed with the Securities and Exchange Commission on September 15, 2009 (the "Offer to Purchase"). The Tender Offer cannot be completed unless we receive the Required Consents pursuant to this solicitation and execute the Supplemental Indenture.

                       THE PROPOSED SUPPLEMENTAL INDENTURE

     The Indenture permits Greater Atlantic to defer the payment of interest on the Debentures for up to 20 consecutive fiscal quarters, during which time Greater Atlantic is not required to make interest payments on the Debentures. Because the payment of cash distributions on the TRUPS is dependent on the Trust's receipt of interest payments from Greater Atlantic on the Debentures, any deferral of interest payments on the Debentures causes a deferral of cash distribution payments on the TRUPS. Since December 19, 2006, Greater Atlantic has exercised its right to defer the payment of interest on the Debentures, after being advised by the OTS that the Bank would not be permitted to pay cash dividends to Greater Atlantic. Since that date, the Trust has exercised its right to defer the payment of cash distributions on the TRUPS. The Indenture further provides that, if Greater Atlantic has elected to defer payment of interest on the Debentures, then Greater Atlantic is prohibited from redeeming, purchasing or acquiring any of the TRUPS.

     As described above, Greater Atlantic has offered to purchase the TRUPS in the Tender Offer as a condition to the Merger. Greater Atlantic, on behalf of itself and the Trust, is seeking consent from the Holders to enter into the Supplemental Indenture, in substantially the form attached hereto as Appendix B, the terms of which would eliminate the prohibition against redeeming, purchasing or acquiring any TRUPS during an interest deferral period, and thereby permit Greater Atlantic to purchase the TRUPS tendered in the Tender Offer. If the Required Consents are received prior to the Consent Date and not properly revoked and the conditions to the Consent Solicitation are satisfied or waived, then such Required Consents will authorize Greater Atlantic and Wilmington Trust Company, as Indenture Trustee, to enter into the Supplemental Indenture.

     If we do not receive the Required Consents prior to the Consent Date, the Tender Offer will not be completed, the Merger will not be consummated and the Bank will likely be placed into conservatorship or receivership. In such event, it is unlikely that the Trust will have cash available for any future cash distributions on the TRUPS and the TRUPS in all probability will be worthless.

                            THE CONSENT SOLICITATION

Overview

     The Supplemental Indenture will become effective upon execution by Greater Atlantic and Wilmington Trust Company, as Indenture Trustee. The Supplemental Indenture will not be executed unless and until the conditions to the Merger and the Tender Offer are satisfied, and we have received the Required Consents. After effectiveness of the Supplemental Indenture, all current Holders of TRUPS, including non-consenting Holders, and all subsequent Holders will be bound by the Supplemental Indenture.

     Failure to deliver a Letter of Consent will have the same effect as if a Holder had chosen not to give its consent with respect to, or voted against, the Supplemental Indenture. Greater Atlantic will provide notice to Holders of receipt of the Required Consents (if the Required Consents have been received) on or after the Consent Date.

     The delivery of a Letter of Consent will not affect a Holder's right to sell or transfer the TRUPS. However, any restrictions on transfer contained in the Indenture, the Trust Agreement or the TRUPS will remain in full force and effect. If a Holder delivers a consent and subsequently transfers its TRUPS prior to the Consent Date, such Holder's consent will be counted toward the Required Consents, unless the consent with respect to such TRUPS has been validly revoked by such Holder prior to the Consent Date.

     Beneficial owners of the TRUPS whose TRUPS are held, as of the Record Date, in the name of a broker, bank or other nominee should receive information from that nominee regarding this Consent Solicitation. If any such beneficial owner wishes to provide a consent, the beneficial owner must provide instructions to the nominee to promptly execute and deliver a Letter of Consent on behalf of the beneficial owner prior to the Consent Date or obtain a legal proxy in their name from the broker, bank or other nominee who holds their TRUPS.

     Voting materials, which include this Consent Solicitation Statement and a Letter of Consent, are being mailed to all Holders on or about October 5, 2009. As of the Record Date, there were outstanding $9,607,380 in aggregate liquidation amount of the TRUPS, held of record by one registered Holder, the nominee for the Depository Trust Company. Pursuant to the Trust Agreement, $3,403,370 in aggregate liquidation amount of the TRUPS owned by directors and officers and certain other affiliates of Greater Atlantic and the Trustees are not deemed to be "Outstanding." Therefore, only $6,204,010 in aggregate liquidation amount of TRUPS are deemed to be "Outstanding" for purposes of calculating the Trust Agreement Consent. Accordingly, we must receive the consent of (i) at least $3,102,006 in aggregate liquidation amount of TRUPS deemed "Outstanding" under the Trust Agreement and (ii) at least $4,803,691 in aggregate liquidation amount of all TRUPS in order to enter into the Supplemental Indenture. Consents delivered by record Holders will be counted separately in the calculation of the Indenture Consent and the Trust Agreement Consent. Each $10 in aggregate liquidation amount of the TRUPS entitles the Holder to one vote on the Supplemental Indenture. Only record Holders are eligible to consent to the Supplemental Indenture.

Effectiveness of Supplemental Indenture

     If the Required Consents are received prior to the Consent Date and not properly revoked, and if Holders have tendered at least 505,040 TRUPS (which is equivalent to $5,050,400 in aggregate liquidation) in the Tender Offer, and if the other conditions to the Tender Offer and the Merger have been fulfilled, then Greater Atlantic and Wilmington Trust Company, as Indenture Trustee, will enter into the Supplemental Indenture. The Supplemental Indenture will become effective upon the execution and delivery of the Supplemental Indenture by Greater Atlantic and the Indenture Trustee.

Record Date

     The Record Date for the determination of Holders entitled to give consents pursuant to the Consent Solicitation is 5:00 p.m., Eastern time, on October 2, 2009. This Consent Solicitation Statement and the related Letter of Consent are being sent to all Holders. Greater Atlantic reserves the right to establish from time to time any new date as the Record Date and, thereupon, any such new date will be deemed to be the "Record Date" for purposes of the Consent Solicitation.

Conditions to the Execution of the Supplemental Indenture

     The execution of the Supplemental Indenture is subject to (i) Required Consents having been received (and not revoked) prior to the Consent Date, (ii) the absence of any law or regulation, and the absence of any injunction or action or other proceeding (pending or threatened), that (in the case of any action or proceeding if adversely determined) would make unlawful or invalid or enjoin the implementation of the Supplemental Indenture or that would question the legality or validity thereof, (iii) the receipt by Greater Atlantic of at least 505,040 TRUPS (which is equivalent to $5,050,400 in aggregate liquidation amount) in the Tender Offer, and (iv) the satisfaction of the other conditions to the Tender Offer and the Merger.

Consent Date; Extensions; Amendment; Termination

     The term "Consent Date" means 5:00 p.m., Eastern time, on October 2, 2009, unless Greater Atlantic, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term "Consent Date" means the latest time and date to which the Consent Solicitation is extended. In order to extend the Consent Date, Greater Atlantic will promptly disclose such extension in an appropriate manner. Greater Atlantic may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of TRUPS to be so notified will not affect the extension of the Consent Solicitation.

     Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, Greater Atlantic expressly reserves the right, in its sole discretion and whether or not the conditions described above under "--Conditions to the Execution of the Supplemental Indenture" have been satisfied, subject to applicable law, to (i) extend the Consent Date with respect to the Consent Solicitation, (ii) waive any of the conditions to the Consent Solicitation, (iii) allow the Consent Solicitation to lapse or abandon the Consent Solicitation, or (iv) terminate the Consent Solicitation for any reason. If the Consent Solicitation is abandoned, allowed to lapse or terminated, any consents received will be voided.

Procedures for Consenting

     All Letters of Consent that are properly executed and received prior to the Consent Date and not timely revoked will be given effect in accordance with the terms thereof.

     Holders  who  desire to  consent to the  Supplemental  Indenture  should so indicate  by  signing  and dating a Letter of Consent  and  returning  it in the enclosed postage-paid envelope. Beneficial owners whose TRUPS are held in "street name" by a broker, bank or other nominee will receive instructions from your broker, bank or other nominee that you must follow in order to provide your consent with respect to your TRUPS. Beneficial owners who wish to provide consent to the Supplemental Indenture should instruct their broker, bank or nominee accordingly. Beneficial owners who wish to provide consent themselves must obtain a legal proxy in their name from the broker, bank or other nominee who holds their TRUPS. Delivery of Letters of Consent should be made sufficiently in advance of the Consent Date to assure that the Letter of Consent is received prior to the Consent Date.

     The Letter of Consent must be executed in exactly the same manner as the name of the Holder appears on the TRUPS. An authorized Participant ("Participant") of The Depository Trust Company ("DTC") must execute the Letter of Consent exactly as its name appears on the position listing of DTC as of the Record Date. If the TRUPS are held of record by two or more joint Holders, any one of such Holders may consent by signing the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing. If the TRUPS are registered in different names, separate Letters of Consent must be executed covering each form of registration. For purposes of the Consent Solicitation, DTC has authorized Participants set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the TRUPS held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term "Holder" shall be deemed to include such Participants.

     If a consent relates to fewer than all the TRUPS held of record as of the Record Date by the person providing such consent, such person must indicate on the Letter of Consent the aggregate dollar amount (in integral multiples of $10) of such TRUPS to which the consent relates. Otherwise, the consent will be deemed to relate to all TRUPS held by such person.

     Greater Atlantic reserves the right to receive Letters of Consent by any other reasonable means or in any form that reasonably evidences the giving of consent.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by Greater Atlantic, whose determinations will be binding. Greater Atlantic reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of Greater Atlantic's counsel, be unlawful. Greater Atlantic also reserves the right to waive any defects, irregularities or conditions of consent as to the TRUPS. Greater Atlantic's interpretations of the terms and conditions of the Consent Solicitation, including the instructions in this Consent Solicitation and the Letter of Consent, will be final and binding.

Revocation of Consents

     All properly completed and executed Letters of Consent received prior to the Consent Date will be counted, notwithstanding any transfer of any TRUPS to which such Letter of Consent relates, unless a written notice of revocation is received at any time prior to the Consent Date. Any notice of revocation received after the Consent Date will not be effective. A consent to the Supplemental Indenture by a Holder will bind the Holder and every subsequent holder of such TRUPS or portion of such TRUPS.

     To be effective, a notice of revocation must be in writing, must contain the name of the Holder and the aggregate liquidation amount of the TRUPS to which it relates and must be signed in the same manner as the original Letter of Consent. All revocations of consents must be sent to Greater Atlantic at its address set forth herein. However, if your TRUPS are held in "street name," you should follow the instructions of your bank, broker or other nominee regarding the revocation of consents.

     If a revocation is signed by a trustee, executor, administrator, or guardian of the Holder, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing. Only a Holder is entitled to revoke a consent previously given. A beneficial owner of the TRUPS must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such TRUPS. In the event of a transfer of TRUPS after the Record Date, the subsequent transferee will not have revocation rights.

No Dissenters' Rights

     Holders of TRUPS do not have dissenters' rights with respect to the Supplemental Indenture.

Not a Request for Consent to the Merger or an Offer to Purchase TRUPS

     This consent solicitation applies only to the adoption of the proposed Supplemental Indenture. You are not being asked, in this solicitation, to consent to the Merger or to tender the TRUPS that you hold. You should have received a separate offer to purchase your TRUPS. Your consent to the Supplemental Indenture does not constitute a tender of any TRUPS that you hold. The holders of common stock of Greater Atlantic approved the Merger at a special meeting of stockholders on August 26, 2009.

Solicitation Agent

     Greater Atlantic has retained Laurel Hill Advisory Group, LLC as solicitation agent (the "Solicitation Agent") with respect to the Consent Solicitation. The Solicitation Agent will solicit consents and may solicit such consents personally, telephonically, electronically or by other customary means of solicitation. The Solicitation Agent will receive a customary fee for such services and reimbursement for reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel, incurred in connection with such services. Greater Atlantic has agreed to indemnify the Solicitation Agent against certain liabilities and expenses, including liabilities under securities laws, in connection with the Consent Solicitation.

     Directors, officers and employees of Greater Atlantic and employees and Administrative Trustees of the Trust may also solicit consents.

     Questions with respect to the terms of the Consent Solicitation and requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Solicitation Agent at its address and telephone numbers set forth on the back cover hereof. Holders may also contact their broker, bank or other nominee for assistance concerning the Consent Solicitation. The executed Letter of Consent and any other documents required by the Letter of Consent should be returned in the enclosed business reply envelope.

Fees and Expenses

     Greater Atlantic will bear the costs of the Consent Solicitation. Greater Atlantic will reimburse the Property Trustee, the Delaware Trustee and the Indenture Trustee for the reasonable and customary expenses that they incur in onnection with the Consent Solicitation. Greater Atlantic will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the accompanying Letter of Consent and other materials to beneficial owners of the TRUPS. The total amount estimated to be spent for, in furtherance of, or in connection with the Consent Solicitation is approximately $50,000.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following summary describes certain U.S. federal income tax considerations relating to the Consent Solicitation. This summary applies only to TRUPS held as "capital assets" (generally, property held for investment) for U.S. federal income tax purposes. It does not discuss any state, local or foreign tax consequences, nor does it deal with beneficial owners of TRUPS that may be subject to special treatment for U.S. federal income tax purposes. For example, this summary does not address tax consequences to beneficial owners of TRUPS who are dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, financial institutions, regulated investment companies, real estate investment trusts, tax-exempt entities or insurance companies, persons holding TRUPS as part of a hedging, integrated, constructive sale or conversion transaction or a straddle, persons liable for the alternative minimum tax or U.S. holders (as defined below) whose "functional currency" is not the U.S. dollar.

     If an entity classified as a partnership for U.S. federal income tax purposes holds TRUPS, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the entity. A partner in such an entity should consult its own tax advisor regarding the tax consequences relating to the Consent Solicitation.

     The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended, and regulations, rulings and judicial decisions, all as of the date hereof. Those authorities may be changed, perhaps retroactively, or subject to differing interpretations, so as to result in U.S. federal income tax consequences different from those discussed below. There is no authority directly addressing the U.S. federal income tax consequences of the adoption of the Supplemental Indenture. In addition, no rulings have been requested from the Internal Revenue Service (the "IRS") with respect to any of the U.S. federal income tax consequences of the Consent Solicitation. As a result, there can be no assurance that the IRS or a court will agree with the U.S. federal income tax consequences described below.

     Beneficial owners of TRUPS are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the Consent Solicitation to them in light of their particular situations, as well as any consequences arising under the laws of any other taxing jurisdiction.

     U.S. Holders

     For purposes of the following discussion, a "U.S. holder" is a beneficial owner of a TRUPS that is for U.S. federal income tax purposes:

     o  a citizen or resident of the United States,

     o a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States or any political subdivision of the United States,

     o an estate the income of which is subject to U.S. federal income taxation regardless of its source, or

     o a trust that (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons has authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

     Adoption of Supplemental Indenture. Based on the classification of the Trust as one or more grantor trusts or agency arrangements for U.S. federal income tax purposes, each holder of a TRUPS is treated as owning an undivided beneficial ownership interest in the Debentures held by the Trust. The U.S. federal income tax consequences to a U.S. holder of the adoption of the Supplemental Indenture will depend upon whether the Supplemental Indenture results in a deemed exchange for U.S. federal income tax purposes of the Debentures.

     A deemed exchange will occur if the Supplemental Indenture causes a "significant modification" of the Debentures. In general, the modification of a debt instrument is a "significant modification" if, based on all the facts and circumstances (and, subject to certain exceptions, taking into account all modifications of the debt instrument collectively), the legal rights or obligations that are altered and the degree to which they are altered is

"economically   significant."  The  Supplemental  Indenture  will  not  cause  a significant modification of the Debentures under this general rule.

     Accordingly, the adoption of the Supplemental Indenture will not result in a deemed exchange of the Debentures for U.S. federal income tax purposes. Therefore, U.S. holders will not recognize any gain or loss as a result of the adoption of the Supplemental Indenture. However, you should carefully review the information under "Material Income Tax Consequences" in the Offer to Purchase for a discussion of the tax consequences to Holders of TRUPS whose TRUPS may be purchased by Greater Atlantic in the Tender Offer.

     Non-U.S. Holders

     For purposes of the following discussion, a non-U.S. holder is a beneficial owner of a TRUPS that is not a U.S. holder and not a partnership (or other entity classified as a partnership) for U.S. federal income tax purposes.

     Each Non-U.S. Holder is urged to consult its own tax advisor regarding the Consent Solicitation in general and, in particular, its eligibility (if any) for an exemption from, or a reduction in the rate of, U.S. federal withholding tax under an applicable income tax treaty or otherwise.


                              AVAILABLE INFORMATION

      Greater Atlantic is currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and is required to file certain reports and other information with the SEC. You may read and copy any document that Greater Atlantic files at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, Greater Atlantic's SEC filings are available to the public from the SEC's web site at http://www.sec.gov.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Trust does not have directors or named executive officers. Accordingly, SEC rules with respect to disclosure of ownership by directors and named executive officers of the registrant are generally inapplicable to the Trust. The following table sets forth, as of the Record Date, the aggregate amount of TRUPS beneficially owned by: (i) each of Greater Atlantic's directors; (ii) each of Greater Atlantic's executive officers; (iii) all of Greater Atlantic's directors and executive officers as a group; and (iv) each person known by Greater Atlantic to beneficially own more than 5% of the TRUPS. Certain of these individuals serve as Administrative Trustees of the Trust, as indicated.


                                                                   Amount and Nature
                                                                     of Beneficial            Percent
            Name and Address of Beneficial Owner                      Ownership(1)            of TRUPS
            ------------------------------------                   -----------------         ----------

Charles W. Calomiris, Chairman of the
Board of the Company, Administrative Trustee of the Trust              80,365                   8.36%

Carroll E. Amos, President and Chief
Executive Officer of the Company, Director, Administrative
Trustee of the Trust                                                    4,500                   0.47%

James B. Vito, Director                                                24,472                   2.55%

All directors and executive officers as a group
(seven persons)                                                       109,337                  11.38%

More than 5% Holders

Robert I. Schattner, DDS
121 Congressional Lane
Rockville, MD 20852                                                   231,000                  24.04%

The Ochsman Children Trust
1650 Tysons Boulevard
McLean, VA 22102                                                       87,138                   9.07%

George W. Calomiris
4848 Upton Street, N.W.
Washington, DC  20016                                                  60,010                   6.25%

Jenifer Calomiris
4919 Upton Street, N.W.
Washington, D.C. 20016                                                 55,806                   5.81%

Katherine Calomiris Tompros
5100 Van Ness Street, N.W.
Washington, D.C. 20016                                                 55,806                   5.81%
-----------------------------

(1) Ownership expressed in number of TRUPS held, each of which represents $10 in aggregate liquidation amount of TRUPS.


                            SECURITYHOLDER PROPOSALS

     Pursuant to the Trust Agreement no annual meeting of Holders is required to be held. Accordingly, SEC rules with respect to shareholder proposals that may be submitted at annual meetings are generally inapplicable to the Trust.


                                  MISCELLANEOUS

     The Consent Solicitation is not being made to, and Letters of Consent will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Consent Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, Greater Atlantic may in its discretion take such action as it may deem necessary to make the Consent Solicitation in any such jurisdiction and to extend the Consent Solicitation to Holders in such jurisdiction.

     Questions concerning the terms of the Consent Solicitation and requests for assistance in completing and delivering the Letter of Consent or requests for additional copies of this Consent Solicitation Statement, the accompanying Letter of Consent and other related documents should be directed to the Solicitation Agent:

                         Laurel Hill Advisory Group, LLC

                                 100 Wall Street
                                   22nd Floor
                               New York, NY 10005
                                 (917) 338-3181
                            Toll free: (888) 742-1305

                                                                      APPENDIX A

                        GREATER ATLANTIC CAPITAL TRUST I

                                LETTER OF CONSENT

            LETTER OF CONSENT CONCERNING THE SOLICITATION OF CONSENTS
                     RELATING TO THE SUPPLEMENTAL INDENTURE
                         TO THE INDENTURE GOVERNING THE
                6.50% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES
                                 RELATED TO THE
            6.50% CUMULATIVE CONVERTIBLE TRUST PREFERRED SECURITIES,
            LIQUIDATION AMOUNT $10 PER SECURITY (CUSIP No. 39160Q205)

              PURSUANT TO THE CONSENT SOLICITATION STATEMENT DATED
                                 OCTOBER 5, 2009

--------------------------------------------------------------------------------
       THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON OCTOBER 23, 2009, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS
       THEY MAY BE EXTENDED, THE "CONSENT DATE"). CONSENTS MAY BE REVOKED
       ON THE TERMS AND CONDITIONS SET FORTH IN THE CONSENT SOLICITATION
                          STATEMENT REFERRED TO BELOW.
--------------------------------------------------------------------------------

     The Consent Solicitation is made by Greater Atlantic Financial Corp. ("Greater Atlantic"), sponsor of Greater Atlantic Capital Trust I, a Delaware statutory trust (the "Trust"), only to Holders (as defined below) as of the Record Date (as defined below) of the 6.50% Cumulative Convertible Trust Preferred Securities, liquidation amount $10 per security (the "TRUPS") issued and Outstanding pursuant to the Amended and Restated Trust Agreement of Greater Atlantic Capital Trust I, dated as of March 20, 2002, by and among Greater Atlantic, Wilmington Trust Company, as Property Trustee, Wilmington Trust
Company, as Delaware Trustee and the Administrative Trustees named therein (collectively, the "Trustees") (the "Trust Agreement"), and the related Indenture, dated as of March 20, 2002, by and between Greater Atlantic and Wilmington Trust Company, as Indenture Trustee (the "Indenture"), each as more fully described in the accompanying Consent Solicitation Statement dated October 5, 2009 (the "Consent Solicitation Statement") of Greater Atlantic.

     The term "Record Date" as used herein means 5:00 p.m. Eastern time, on October 2, 2009, and the term "Holder" means each person shown on the records of the registrar for the TRUPS as a registered holder on the Record Date. The Depository Trust Company ("DTC") has authorized DTC Participants ("Participants") set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the TRUPS held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term "Holder" shall be deemed to include such Participants. Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement.

     Holders of the TRUPS who wish to consent to the Supplemental Indenture in substantially the form attached to the Consent Solicitation Statement as Appendix B (the "Supplemental Indenture") should return their properly completed and executed Letter of Consent in the enclosed postage-paid envelope. However, Greater Atlantic reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Supplemental Indenture.

     Only Holders are eligible to consent to the Supplemental Indenture. If your TRUPS are held in "street name" by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to provide your consent with respect to your TRUPS, or you must obtain a legal proxy in your name from the broker, bank or other nominee who holds your TRUPS.

     If you do not consent or provide instructions to your broker, bank, or other nominee, your TRUPS will not be counted as having consented to the Supplemental Indenture. Because we require the consent of a majority of TRUPS not held by officers and directors and certain other affiliates of Greater Atlantic and a majority of all of the outstanding TRUPS to enter into the Supplemental Indenture, a failure to consent or to provide instructions as to your consent will have the same effect as a vote against the Supplemental Indenture.

     If we do not receive the Required Consents, the Tender Offer will not be completed, the Merger will not be consummated and the Bank will likely be placed into conservatorship or receivership. In such event, it is unlikely that the Trust will have cash available for any future cash distributions on the TRUPS and the TRUPS in all probability will be worthless.

     All Holders will be bound by the Supplemental Indenture if it becomes effective. Subject to the terms and conditions of the Consent Solicitation
Statement and this Letter of Consent, Greater Atlantic will enter into the Supplemental Indenture as promptly as practicable after the Consent Date.

                      CONSENT TO THE SUPPLEMENTAL INDENTURE

     By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder of the TRUPS indicated below and has full power and authority to take the action indicated below in respect of such TRUPS.

     Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, and in accordance with this Letter of Consent, the undersigned hereby consents to the Supplemental Indenture (as defined in the Consent Solicitation Statement), and to the execution thereof.

     Greater Atlantic reserves the right to withdraw the Consent Solicitation for any reason prior to the Consent Date.

     Unless otherwise specified on the signature page, this Letter of Consent relates to the total aggregate liquidation amount of TRUPS held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate liquidation amount of TRUPS so held, the undersigned must list on the table below the liquidation amount (in integral multiples of $10) of TRUPS for which consent is given. If the space provided below is inadequate, list the aggregate liquidation amounts on a separate signed schedule and affix the schedule to this Letter of Consent.

                              CONSENT INSTRUCTIONS

     In order for a consent to be valid and effective, (a) the Letter of Consent must be properly completed, executed and received prior to the Consent Date and
(b) the consent must not thereafter be properly revoked as provided herein and in the Consent Solicitation Statement.

                            IMPORTANT--READ CAREFULLY

     If this Letter of Consent is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the TRUPS. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC's position listing as of the Record Date. If the TRUPS are held of record by two or more joint Holders, any one of such Holders may consent by signing the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person must so indicate when signing. If the TRUPS are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to the Trust to deliver consents with respect to the applicable TRUPS on behalf of the Holder.

     The undersigned authorizes delivery of this Letter of Consent to the Trust and the Trustees as evidence of the undersigned's consent with respect to the Supplemental Indenture and the execution thereof.

                                    SIGN HERE



               --------------------------------------------------


               --------------------------------------------------
                                  Signature(s)

Date: ______________________, 2009

                     PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

Capacity (full title):
                       --------------------------------------------------------

Address (include zip code):
                            ---------------------------------------------------




           Aggregate Liquidation                 Liquidation Amount (Face Value)
     Amount (Face Value) of TRUPS Held*                 With Respect to
                                                    Which Consents are Given*


-----------------------------------------  -------------------------------------
*Unless otherwise indicated in the column labeled "Liquidation Amount (Face Value) With Respect to Which Consents Are Given," consents will be deemed to have been delivered in respect of the entire aggregate liquidation amount indicated in the column labeled "Aggregate Liquidation Amount (Face Value) of TRUPS Held."

All liquidation amounts must be in multiples of $10.

                                                                      Appendix B

                          FIRST SUPPLEMENTAL INDENTURE


     THIS FIRST SUPPLEMENTAL INDENTURE dated as of _________, 2009 (this "First Supplemental Indenture") is by and between Wilmington Trust Company, a Delaware banking corporation, as Trustee (herein, together with its successors in interest, the "Trustee"), and Greater Atlantic Financial Corp., a Delaware corporation (the "Company"), under the Indenture referred to below.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Trustee, the Company and the Successor Company hereby agree as follows:

                             PRELIMINARY STATEMENTS

     The Trustee and the Company are parties to that certain Indenture dated as of March 20, 2002 (the "Indenture"), pursuant to which the Company issued U.S. $9,630,380 of its 6.5% Convertible Junior Subordinated Debentures due 2031 (the "Debentures").

     The Company has entered into an Agreement and Plan of Merger, dated as of June 15, 2009 with MidAtlantic Bancorp, Inc. and GAF Merger Corp. (the "Merger Agreement"), pursuant to which the Company would be acquired by MidAtlantic Bancorp, Inc. In accordance with the terms of the Merger Agreement, the Company has commenced a tender offer for the outstanding Preferred Securities (as defined below). The parties to this First Supplemental Indenture wish to amend the Indenture to delete, in its entirety, Section 5.3(c) and Section 6.6(c) of the Indenture, to permit the Company to consummate the tender offer despite the fact that the Company has exercised its right under the Indenture to defer interest payments on the Debentures.

     Pursuant to Section 12.2 of the Indenture and Section 6.01(b) of the Amended and Restated Trust Agreement of the Trust, dated March 20, 2002 (the "Trust Agreement"), the holders of (i) a majority in aggregate principal amount of the outstanding Debentures, (ii) a majority in liquidation amount of the 6.5% Cumulative Convertible Trust Preferred Securities (the "Preferred Securities"), and (iii) a majority in liquidation amount of the Outstanding Preferred
Securities (as defined in the Trust Agreement) have approved the amendment to the Indenture set forth herein.

     SECTION 1. Definitions. All capitalized terms used herein that are defined in the Indenture, either directly or by reference therein, shall have the respective meanings assigned them in the Indenture except as otherwise provided herein or unless the context otherwise requires.

     SECTION 2. Interpretation.

     (a)  In  this  First  Supplemental  Indenture,   unless  a  clear  contrary
          intention appears:

          (i)     the singular number includes the plural number and vice versa;

          (ii)    reference to any gender includes the other gender;

          (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this First Supplemental Indenture as a whole and not to any particular Section or other subdivision;

          (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this First Supplemental Indenture or the Indenture, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually provided that nothing in this clause (iv) is intended to authorize any assignment not otherwise permitted by this First Supplemental Indenture or the Indenture;

          (v) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, as well as any substitution or replacement therefor and reference to any note includes modifications thereof and any note issued in extension or renewal thereof or in substitution or replacement therefor;

          (vi) reference to any Section means such Section of this First Supplemental Indenture; and

          (vii)   the word "including" (and with correlative  meaning "include")
                  means  including   without  limiting  the  generality  of  any
                  description preceding such term.

     (b) No provision in this First Supplemental Indenture shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision.

     SECTION 3. Amendment to the Indenture. Section 5.3(c) and Section 6.6(c) of the Indenture are hereby deleted in their entirety.

     SECTION 4. Representations and Warranties. The Company represents and warrants that (a) it has all necessary power and authority to execute and deliver this First Supplemental Indenture and to perform the Indenture, (b) it is a corporation organized and existing under the laws of Delaware (c) both immediately before and after giving effect to the First Supplemental Indenture, no Default or Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing and (d) that this First Supplemental Indenture is executed and delivered pursuant to Article XII of the Indenture and does require the consent of the holders of Preferred Securities as mentioned above in the Preliminary Statements.

         SECTION 5. Conditions of Effectiveness. This First Supplemental Indenture shall become effective simultaneously with the execution hereof, provided, however, that the First Supplemental Indenture will not be executed unless and until the conditions to the proposed merger of the Company with MidAtlantic Bancorp, Inc., and the tender offer by the Company for the Preferred Securities, are satisfied, and provided further that:

     (a) the Trustee shall have executed a counterpart of this First Supplemental Indenture and shall have received one or more counterparts of this First Supplemental Indenture executed by the Company;

     (b)  the Trustee shall have received an Officers'  Certificate stating that
          (i) in the opinion of the signers, all conditions precedent, if any, provided for in the Indenture relating to this First Supplemental
          Indenture have been complied with, (ii) this First Supplemental Indenture complies with Article XII of the Indenture and (iii) the Trustee's execution of this First Supplemental Indenture is authorized or permitted by the Indenture;

     (c) the Trustee shall have received an Opinion of Counsel to the effect that (i) all conditions precedent provided for in the Indenture relating to this First Supplemental Indenture have been complied with;
          (ii) this First Supplemental Indenture complies with the requirements of Article XII of the Indenture and is authorized or permitted by, and conforms to, the terms of Article XII of the Indenture; and (iii) it is proper for the Trustee, under the provisions of Article XII of the Indenture, to join in the execution of this First Supplemental Indenture; and

     (d) the Trustee shall have received copies of executed Consent Forms (as defined in the Consent Solicitation Statement with respect to the Preferred Securities, dated October 5, 2009) representing (i) a majority in liquidation amount of the Preferred Securities and (ii) a majority in liquidation amount of the Outstanding Preferred Securities (as defined in the Trust Agreement), accompanied by the applicable consent and direction to the Trustee executed by the Trust.

     SECTION 6. Reference to the Indenture.

     (a) Upon the effectiveness of this First Supplemental Indenture, each reference in the Indenture to "this Indenture," "hereunder," "herein" or words of like import shall mean and be a reference to the Indenture, as affected, amended and supplemented hereby.

     (b) Upon the effectiveness of this First Supplemental Indenture, each reference in the Securities to the Indenture including each term defined by reference to the Indenture shall mean and be a reference to the Indenture or such term, as the case may be, as affected, amended and supplemented hereby.

     (c) The Indenture, as amended and supplemented hereby shall remain in full force and effect and is hereby ratified and confirmed.

     SECTION 7. Execution in Counterparts. This First Supplemental Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     SECTION 8. Governing Law; Binding Effect. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns.

     SECTION 9. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or the due execution thereof by the Company. The recitals of fact contained herein shall be taken as the statements solely of the Company, and the Trustee assumes no responsibility for the correctness thereof.

                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.


                                      GREATER ATLANTIC FINANCIAL CORP.


                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                      WILMINGTON TRUST COMPANY, not in its
                                      individual capacity, but solely as Trustee

                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:







                (Signature Page to First Supplemental Indenture)